SUPPLEMENT DATED FEBRUARY 5, 1996
                              TO THE PROSPECTUS FOR
                         FRANKLIN NATURAL RESOURCES FUND
                               DATED JUNE 5, 1995


THE TABLE AND ACCOMPANYING MATTERS DISCUSSED UNDER "FINANCIAL HIGHLIGHTS" ARE REVISED TO READ AS FOLLOWS:

FINANCIAL HIGHLIGHTS

Set forth below is a table containing financial highlights for a share outstanding throughout the period beginning June 5, 1995, the Fund's commencement date, and ending October 31, 1995. The information is unaudited.

                                                     JUNE 5, 1995
                                                          TO
                                                     OCTOBER 31,
                                                         1995
PER SHARE OPERATING PERFORMANCE                     (UNAUDITED)
Net asset value at beginning of period              $10.00
Net investment income                                  .04
Net realized and unrealized gains(losses) on
securities                                            (.150)
Total from investment operations                      (.110)
Less distributions:
Distributions from net investment income                -
Distributions from realized capital gains               -
Total distributions                                     -
                                                    -----
Net asset value at end of period                    $ 9.89
                                                    ------
TOTAL RETURN*                                        (1.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period(in 000's)               $3,578
Ratio of expenses to average net assets***             .98%**
Ratio of net investment income to average net         1.58%**
assets
Portfolio turnover rate                              16.54%

*Total return measures the change in value of an investment over the period indicated. It does not include the maximum front-end sales charge or the deferred contingent sales charge. It assumes reinvestment of dividends and capital gains at net asset value and is not annualized.

**Annualized

*** During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratios of annualized operating expenses to average net assets would have been 1.62%.

THE FOLLOWING PARAGRAPH REPLACES THE THIRD PARAGRAPH UNDER "MANAGEMENT OF THE FUND" REGARDING SUPERVISION AND IMPLEMENTATION OF THE FUND'S INVESTMENT
ACTIVITIES:

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

THE FOLLOWING SUPPLEMENTS THE SALES CHARGE TABLE IN THE SECTION "HOW TO BUY SHARES OF THE FUND":

Through April 30, 1996, Franklin Templeton Distributors, Inc. ("Distributors"), the principal underwriter of the Fund, will reallow to the securities firm of BA Investment Services and Seafirst Investment Services, Inc. one-half of Distributors' net underwriting commission with respect to purchases of any of the listed funds originated by BA Investment Services and Seafirst Investment Services, Inc. For example, if the net underwriting commission retained by Distributors on a total sales charge of 4.50% is 0.50%, an additional 0.25% will be reallowed to BA Investment Services and Seafirst Investment Services, Inc.

During the period January 2, 1996 through April 15, 1996, Franklin/Templeton Distributors, Inc. ("Distributors"), the principal underwriter of the Fund, will reallow the entire front-end sales charge to the securities firm of A.G. Edwards & Sons, Inc.("AG Edwards") on purchases of shares of the Fund for IRA accounts for which Franklin Templeton Trust Company or AG Edwards, or an affiliate, serves as the custodian. Distributors or one of its affiliates will make a payment, out of its own resources, to AG Edwards of an additional 0.50% for any rollover or transfer IRA in the amount of at least $20,000 but less than $1,000,000, for which Franklin Templeton Trust Company or AG Edwards, or an affiliate, serves as the custodian.

THE FOLLOWING IS ADDED TO THE THIRD PARAGRAPH, AFTER THE FIRST SENTENCE, IN THE SECTION "PURCHASES AT NET ASSET VALUE" UNDER "HOW TO BUY SHARES OF THE FUND":

Class II shareholders may also invest such distributions in the Fund at net asset value.


SUBSTITUTE THE FOLLOWING TEXT FOR PARAGRAPH FOUR IN THE SECTION "PURCHASES AT NET ASSET VALUE" UNDER "HOW TO BUY SHARES OF THE FUND":

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund."

The period in which investors may reinvest at net asset value is increased to 365 days from 120 days. This privilege extends to reinvestment of redemption proceeds, dividends and capital gain distributions initially paid in cash and, for a taxable fund, any distributions from an existing retirement account which was already invested in the Franklin Templeton Funds, including participants of the Franklin Templeton Profit Sharing 401(k) plan.

THE FOLLOWING LANGUAGE IS ADDED TO THE DISCUSSION UNDER "EXCHANGE PRIVILEGE":

Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund at net asset value.

THE FOLLOWING TEXT REPLACES THE CLAUSE WHICH DISCUSSES WAIVERS TO
PARTICIPANTS IN INDIVIDUAL RETIREMENT PLAN ACCOUNTS UNDER "HOW TO SELL SHARES OF THE FUND - CONTINGENT DEFERRED SALES CHARGE":

; distributions from an individual retirement plan account by reason of death or disability, or upon periodic distributions based on life expectancy;

THE FOLLOWING TEXT REPLACES THE SECTION "PORTFOLIO OPERATIONS":

PORTFOLIO OPERATIONS

The following persons are primarily responsible for the day-to-day management of the Fund's portfolio: Suzanne Willoughby Killea and Robert Mullin since inception and Serena Perin since December, 1995.

Suzanne Willoughby Killea
Portfolio Manager
Franklin Advisers, Inc.

Ms. Killea holds a Master of Business Administration degree from Stanford University and a Bachelor of Arts degree from Princeton University. She has been with Advisers or an affiliate since earning her MBA degree in 1991. She is a member of several securities industry-related associations.

Robert Mullin
Portfolio Manager
Franklin Advisers, Inc.

Mr. Mullin holds a Bachelor of Arts degree in economics from the University of Colorado at Boulder. He has been with Advisers or an affiliate since 1992. He is a member of several securities industry-related associations.

Serena Perin
Portfolio Manager
Templeton Investment Counsel Inc.

Ms. Perin holds a Bachelor of Arts degree in business economics from Brown University. Prior to joining Franklin she served as a research assistant to a member of Parliament in London, England. Ms. Perin is a member of several securities industry associations. She joined Franklin in 1991 and Templeton in 1994.



                        SUPPLEMENT DATED FEBRUARY 5, 1996
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN NATURAL RESOURCES FUND
                               DATED JUNE 5, 1995

The following information amends and supplements the information set forth in the Statement of Additional Information ("SAI") dated June 5, 1995.

THE LAST PARAGRAPH OF THE SECTION "OFFICERS AND TRUSTEES" REGARDING PRINCIPAL SHAREHOLDERS OF THE FUND HAS BEEN UPDATED AND MOVED TO THE SUBSECTION "MISCELLANEOUS INFORMATION" UNDER "GENERAL INFORMATION".

ADD THE FOLLOWING AS THE LAST PARAGRAPH IN THE SECTION "OFFICERS AND TRUSTEES":

As of November 3, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 81.912 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE FOLLOWING PARAGRAPH REPLACES THE SECOND PARAGRAPH UNDER "INVESTMENT ADVISORY AND OTHER SERVICES":

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

THE FOLLOWING REPLACES THE SUBSECTIONS "TOTAL RETURN", "YIELD" AND "MISCELLANEOUS INFORMATION" UNDER "GENERAL INFORMATION":

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

In considering the quotations of total return by the Fund, investors should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in the Fund.

The average annual compounded rates of return for the Fund will be calculated according to the SEC formula:

                  n
            P(1+T)   = ERV

where:

P     =     a hypothetical initial payment of $1,000

T     =     average annual total return

n     =     number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-,five- and ten-year periods, or fractional portion thereof. The total rate of return for the Fund for the period June 5, 1995 to October 31, 1995 was -1.10%.

YIELD

Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Fund for the 30-day period ended on October 31, 1995 was 1.46%.

This figure was obtained using the following SEC formula:

                      6
Yield = 2 [( a- b + 1)  - 1]
             ----
              cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

MISCELLANEOUS INFORMATION

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group of Funds has over $130 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholders and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 117 U.S. based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of November 3, 1995, the principal shareholders of the Fund, beneficial or of record, were as follows:

Shareholder                               Share Amount    Percentage
Franklin Resources, Inc.
777 Mariner Island Blvd.
San Mateo, CA 94404                       100,000.000     27.63%

Robert Tour-Ru Wen
8F NO 87 SEC 4 Chung-Hsiao E RD
Taipei, Taiwan                            67,251.462      18.58%

Rauscher Pierce Refsnes FBO
John M O'Quinn
Separate Property Equity Acct.
440 Louisiana
2300 Lyric Center
Houston, Texas 77002                      47,036.689      13.00%

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

ADD THE FOLLOWING AS THE LAST SECTION IN THE SAI.

FINANCIAL STATEMENTS

The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund, dated October 31, 1995, are incorporated herein by reference.